Calvert

Investments that make a difference (registered service mark)

December 31, 2002

Annual Report

Calvert Municipal Fund, Inc.

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter	2
Portfolio Manager Remarks	4
Independent Auditors' Report	8
Statements of Net Assets	9
Statements of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	17
Financial Highlights	22
Explanation of Financial Tables	24
Trustee and Officer Information Table	26

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Dear Shareholders:

Over the last year, slow economic growth, continuing political uncertainty, and the threat of war have provided an unsettling backdrop to the investment climate.  Stocks experienced their third straight year of declines, with the S&P 500 Index losing 22.43% of its value during 2002.

At the same time, falling interest rates and slow growth were good for the bond market, with general taxable bond funds earning an average return of 6.01% and taxable money market funds earning an average of 1.49%.  In light of these developments, many investors have positioned their portfolios more conservatively, lightening their investments in stocks and emphasizing less volatile sectors like shorter-term bonds and money market instruments.

While we are gratified that we could contribute to investors' efforts to earn positive returns and conserve the value of their investments in this challenging market environment, we believe that it's important for investors to remember that these funds make up only a portion of a well-diversified portfolio.

Now, as always, it is important to work with your financial advisor to determine the right asset allocation to meet your long-term needs.  It is also critical to take a long-term view, particularly if you do not expect to draw on your investments for several years.  Markets fluctuate, but over time, stocks and bonds have provided attractive returns for long-term investors.  It is not wise or appropriate to make dramatic shifts in your asset allocation in response to sudden market movements, since these types of changes are likely only to lock in short-term losses and prevent you from participating in any eventual recovery.

It is, of course, impossible to predict when the stock market will rebound or what the performance of short- and long-term bond funds will be in the coming year.  We do believe that investors who diversify their portfolios, who pursue an appropriate asset allocation strategy and who keep their focus on the long-term will do best in nearly any market environment.  Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions.  We are always happy to work with you.

In closing, we are pleased to note that Calvert has been selected as Program Manager for the District of Columbia's DC College Savings Plan.  Available nationwide, this tax-advantaged 529 account offers both stock and fixed-income choices.  If you or family members are saving for college expenses, we urge you to consult  your financial advisor about this exciting new investment program.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek

President and CEO

January 31, 2003

Market Perspective

Reno Martini,

Chief Investment Officer, CAMCO

The year 2002 was quite disappointing in terms of economic and stock market performance.  However, the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Net inflows into bond mutual funds surpassed the 1986 all-time record of $103 billion.  For the year ended December 31, 2002, $140 billion of net money had moved into bond funds. Cash pouring into all bond funds was just one of many supportive factors behind the strong rally in government and high-quality bonds last year.

In 2002, investors avoided stocks, but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

On the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, credit product started to rally with corporate bonds posting record outperformance against treasuries. High-yield bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and market participants realized that profits were improving and the economy would post a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards.  Investors started to warm to corporate bonds and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Reno Martini is the Chief Investment Officer of CAMCO.

National Intermediate seeks to earn the highest level of interest income exempt from federal income taxes, and California Intermediate seeks to earn the highest level of interest income exempt from federal and California state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of each Fund.

Fund Information

asset allocation

intermediate

tax-exempt bonds

NASDAQ symbol

National          CINMX

California       CCIMX

CUSIP number

National          131616-20-3

California       131616-10-4

Calvert Municipal

intermediate Funds

National Intermediate

What was your strategy?

We kept our duration considerably longer than our benchmark and peer group. The Fund also was invested in high quality AAA rated bonds as the percentage in these securities was at least 75% of assets. We also took advantage of market swings in interest rates as the economy showed signs of growth and contraction at different times of the year. The Portfolio is structured with a large percentage of high quality, high coupon bonds.

How did the Fund perform?

The Fund outperformed its active peer group by 138 basis points. The return for 2002 was 9.90% placing the Fund in the top 12.5% of all national intermediate municipal funds. However, it underperformed its passive benchmark, the Lehman Municipal 10 year Bond Index, which returned 10.17%.

What is your outlook?

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence. Concern about corporate governance and increasing geopolitical tensions will also continue to be important factors in all our markets.

For 2003, the bond market will be in for a difficult year as many feel the economy will finally pull out of its' doldrums and show that it is growing. In each economic statistic released analysts will look for signs that support a growth scenario or not.  We believe the Fed will stay on the sidelines for the early part of the year.

The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and what will be the effect on the economy.  It does not appear that inflation is an immediate threat.

State and local governments are seeing budget deficits that are running much higher than anyone anticipated. Long term bond issuance for 2002 surpassed the previous record set in 1993 and will continue to be heavy for the first half of 2003. Municipal bonds will be faced with price pressure throughout the year with the second half possibly more volatile.

We will keep the Portfolio closer in duration to our peer group and benchmark. We will maintain the high percentage of high quality municipal bonds in the Portfolio and as the economic statistics are released throughout the year adjust the Portfolio accordingly.

California Intermediate

How did the Fund perform?

The Fund outperformed its active benchmark, the Lipper California Intermediate average by 86 basis points. The Fund returned 8.63%, placing it in the top 30% of all California intermediate municipal funds. However, it underperformed its passive benchmark, the Lehman Municipal 10 year Bond Index, which returned 10.17%.

What was the investment climate?

The California tax exempt bond market was robust in 2002.  Many new issues hit the market and were accepted well by the buying public.  Interest rates in general trended lower with the exception of a couple of time periods, and returns for California bonds were very competitive with other fixed income securities. Intermediate- and long-term California bonds returned on average approximately 8% for 2002.

What was your strategy?

The Fund structure throughout most of the year was longer in duration than our benchmark and we took advantage of the market when supply was heavy and spreads widened.  We also invested at least 75% of assets in AAA rated bonds and the Portfolio had a high percentage of high coupon, non-callable bonds as well.  As the year drew to a close, we shortened our duration to be more aligned with our peers and benchmark.

What is your outlook?

The state of California faces a budget deficit much larger than anticipated earlier in 2002.  The issuance of municipal bonds will approach record highs for 2003. Interest rates will react according to the news on California's economy as well as the national economy.  We will keep the Portfolio near averages in duration. High-quality and high-coupon bonds will be maintained as we see interest rates fluctuate, and possibly go higher towards the end of the year

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio statistics

weighted
average maturity
National
12.31.02	8 years
12.31.01	10 years

California
12.31.02	7 years
12.31.01	9 years

effective duration
National
12.31.02	6.00 years
12.31.01	6.35 years

California
12.31.02	5.00 years
12.31.01	6.24 years

monthly
dividend yield
National
12.31.02	3.28%
12.31.01	3.97%

California
12.31.02	2.97%
12.31.01	3.37%

30 day SEC yield
National
12.31.02	3.02%
12.31.01	4.07%

California
12.31.02	2.33%
12.31.01	3.13%

	National	Lipper	California	Lipper	Lehman
	Municipal	Intermediate	Municipal	CA Intermediate	Muni. 10
	Intermediate	Muni. Debt	Intermediate	Muni. Debt	Year Bond
	Fund	Funds Avg.	Fund	Funds Avg.	Index TR
6 month	4.74%	4.02%	4.34%	3.69%	4.58%
1 year	9.90%	8.52%	8.63%	7.77%	10.17%
5 year*	5.27%	5.09%	4.98%	5.21%	6.12%
10 year*	5.91%	5.73%	5.32%	5.51%	6.82%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

*           Average annual return

National
average annual
total return

as of 12.31.02
1 year	6.77%
5 year	4.67%
10 year	5.62%

California
average annual
total return

as of 12.31.02
1 year	5.64%
5 year	4.40%
10 year	5.03%

Growth of a hypothetical $10,000 investment

National

[INSERT LINE GRAPH HERE]

California

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of net assets of The Calvert Municipal Fund, Inc. comprising the National Municipal Intermediate and California Municipal Intermediate Portfolios (the "Funds"), as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The statements of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Calvert Municipal Fund, Inc. as of December 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

NATIONAL PORTFOLIO STATEMENT OF NET ASSETS

December 31, 2002

	Principal
Municipal Obligations - 101.9%	Amount	Value
Alaska - 2.5%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11	$2,000,000	$2,171,900

Arizona - 1.0%
Maricopa County Community College District Revenue Bonds,
3.25%, 7/1/14	900,000	837,873

Arkansas - 3.4%
Greene County Sales & Use Revenue Bonds, 4.75%, 6/1/11	890,000	979,267
Pulaski County Hospital Revenue Bonds, 5.25%, 3/1/11	1,845,000	1,946,770

California - 0.6%
Gardena Financing Agency Revenue VRDN, 4.75%, 9/1/11	550,000	550,000

Colorado - 4.0%
Denver City & County Airport Revenue Bonds, 6.00%, 11/15/12	3,000,000	3,398,370

Connecticut - 0.7%
State Health & Educational Facilities Authority Revenue VRDN,
1.65%, 7/1/36	600,000	600,000

District of Columbia - 2.6%
District CTFS Partnership, 5.25%, 1/1/13	2,000,000	2,194,020

Florida - 3.5%
Dade County Aviation Revenue Bonds, 5.375%, 10/1/09	1,685,000	1,840,071
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,161,700

Georgia - 4.2%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,295,320
Savannah Airport Revenue Bonds, 5.375%, 1/1/12	1,220,000	1,332,142

Illinois - 4.3%
Chicago Development Authority Revenue Bonds, 6.25%, 11/15/13	1,500,000	1,689,135
State Health Facilities Authority Revenue VRDN, 1.75%, 8/15/25	2,000,000	2,000,000

Louisiana - 3.2%
State Correctional Facilities Corp. Lease Revenue Bonds,
5.00%, 12/15/08	2,500,000	2,712,575

Maryland - 1.6%
Cambridge Economic Development Authority Revenue Bonds,
7.25%, 4/1/04	$650,000	$654,810
Cecil County Health Department COPs, 7.875%, 7/1/14	372,000	380,028
State Community Development Administration Revenue Bonds,
5.05%, 4/1/08	300,000	327,789

Massachusetts - 1.9%
State Educational Financing Authority Revenue Bonds, 4.875%, 1/1/11	1,500,000	1,588,305

Michigan - 9.7%
Detroit City School District GO Bonds, 5.25%, 5/1/12	2,875,000	3,188,634
Detroit Water Supply System Revenue Bonds, 6.00%, 7/1/14	1,000,000	1,192,610
Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14	500,000	545,650
State Higher Education Facilities Authority Revenue Bonds:
6.00%, 11/1/03	435,000	449,420
7.00%, 11/1/05	610,000	673,275
State Hospital Finance Authority Revenue Bonds, 5.375%, 8/15/14	2,000,000	2,241,660

Missouri - 5.0%
St. Louis Airport Revenue Bonds, 5.50%, 7/1/09	3,710,000	4,252,884

New Jersey - 5.7%
State Transportation Authority Revenue Bonds, 6.50%, 6/15/11	2,000,000	2,442,977
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13	2,000,000	2,381,580

New York - 6.6%
New York City GO Bonds:
5.75%, 8/1/11	1,660,000	1,903,456
5.35%, 8/1/12	1,000,000	1,108,330
State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,178,900
State Thruway Authority GO Bonds, 5.50%, 4/1/14	1,100,000	1,242,340
Westchester County IDA Civic Facility Revenue Bonds, 6.25%, 4/1/05	215,000	219,175

Oklahoma - 3.6%
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	3,117,392

Pennsylvania - 7.0%
Allegheny County Airport Revenue Bonds, 5.75%, 1/1/09	2,300,000	2,588,489
Allegheny County Higher Education Building Authority
Revenue Bonds, 6.00%, 2/15/08	230,000	245,744
Ridley Park Hospital Authority Revenue Bonds, 6.00%, 12/1/13	1,000,000	1,166,940
South Wayne County Water & Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	769,843
5.95%, 10/15/11	730,000	839,113
5.95%, 10/15/12	285,000	330,081

Puerto Rico - 4.1%
Commonwealth GO Bonds, 5.50%, 7/1/13	$2,000,000	$2,247,860
Commonwealth Highway & Transportation Authority Revenue Bonds,
6.25%, 7/1/13	1,000,000	1,228,530

South Carolina - 1.2%
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	1,000,000	990,310

Tennessee - 3.1%
Knox County Health Educational & Housing Facilities Revenue Bonds,
7.25%, 1/1/09	1,250,000	1,527,438
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,154,250

Texas - 11.0%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	3,027,748
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,294,800
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,426,697
North Forest Independent School District GO Bonds, 6.25%, 8/15/16	1,500,000	1,628,340

Virginia - 0.9%
Chesterfield County IDA Revenue Bonds, 5.875%, 6/1/17	750,000	780,833

Washington - 5.4%
King County School District No. 415 Kent GO Bonds, 5.00%, 12/1/12	3,110,000	3,455,241
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11	1,050,000	1,146,023

West Virginia - 5.1%
State Building Commission Revenue Bonds, 5.25%, 7/1/12	2,990,000	3,371,165
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	1,000,000	980,790

TOTAL INVESTMENTS (Cost $82,286,691) - 101.9%		86,998,593
Other assets and liabilities, net - (1.9%)		(1,634,718)
Net Assets - 100%		$85,363,875

Net Assets Consist of:
Paid-in capital applicable to 7,693,873 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized		$80,640,949
Undistributed net investment income		11,024
Net unrealized appreciation (depreciation) on investments		4,711,902

Net Assets		$85,363,875

Net Asset Value Per Share		$11.10

See notes to financial statements.

CALIFORNIA PORTFOLIO STATEMENT OF NET ASSETS

December 31, 2002

	Principal
Municipal Obligations - 97.9%	Amount	Value
California - 81.6%
Alameda County IDA Revenue VRDN, 1.80%, 3/1/28	$1,000,000	$1,000,000
Anaheim Public Financing Authority Lease Revenue Bonds,
6.00%, 9/1/14	1,000,000	1,206,450
Contra Costa County MFH Revenue VRDN, 1.55%, 10/20/28	1,000,000	1,000,000
Foothill / Eastern Corridor Toll Road Revenue Bonds, 5.00%, 1/15/16	800,000	854,696
Gardena Financing Agency Revenue VRDN, 4.75%, 9/1/11	950,000	950,000
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27
(Mandatory Put 12/1/07 at 100)	970,000	1,049,084
Los Angeles School District GO Bonds, 6.00%, 7/1/11	2,360,000	2,824,118
Metropolitan Water District of Southern California Revenue
VRDN, 1.60%, 7/1/36	275,000	275,000
Orange County Transportation Authority Sales Tax Revenue Bonds,
6.00%, 2/15/09	1,000,000	1,181,380
Sacramento COPs, 6.50%, 1/1/04	329,150	335,710
San Jose Redevelopment Agency Bonds, 6.00%, 8/1/09	1,000,000	1,192,400
Santa Clara Financing Authority Lease Revenue Bonds,
6.00%, 11/15/12	2,000,000	2,420,560
Southern California Public Power Authority Revenue Bonds,
6.75%, 7/1/13	1,800,000	2,276,784
Southern California Rapid Transit District Special Assessment Bonds,
5.90%, 9/1/07	1,000,000	1,167,180
State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,473,069
6.00%, 12/1/10	1,000,000	1,205,178
State Public Works Lease Revenue Bonds:
5.00%, 12/1/13	775,000	862,838
5.625%, 3/1/16	1,000,000	1,118,900
Statewide Communities Development Authority MFH Revenue
VRDN, 1.75%, 6/15/33	1,000,000	1,000,000
Walnut Valley Unified School District GO Bonds, 6.10%, 8/1/08	1,000,000	1,192,410

Other - 16.3%
Guam Government LO Revenue Bonds, 5.50%, 11/1/08	$1,000,000	$1,143,510
Puerto Rico Commonwealth Electric Power Authority VRDN,
1.40%, 7/1/22	900,000	900,000
Puerto Rico Commonwealth GO Bonds, 5.50%, 7/1/12	1,000,000	1,160,460
Puerto Rico Commonwealth Highway and Transportation
Revenue Bonds, 5.50%, 7/1/13	1,465,000	1,705,890

TOTAL INVESTMENTS (Cost $27,299,054) - 97.9%		29,495,617
Other assets and liabilities, net - 2.1%		625,869
Net Assets - 100%		$30,121,486

Net Assets Consist of:
Paid-in capital applicable to 2,707,560 outstanding Class A shares of common stock, $0.01 par value with 250,000,000 Class A shares authorized		$28,198,802
Undistributed net investment income		14,128
Accumulated net realized gain (loss) on investments		(288,007)
Net unrealized appreciation (depreciation) on investments		2,196,563

Net Assets		$30,121,486

Net Asset Value Per Share		$11.12

Abbreviations:

COPs : Certificates of Participation	LO: Limited Obligation
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Notes

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2002

	National	California
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$3,809,677	$1,249,633

Expenses:
Investment advisory fee	479,737	171,095
Transfer agency fees and expenses	69,921	21,070
Accounting fees	23,534	13,207
Directors' fees and expenses	4,595	1,877
Administrative fees	79,956	28,516
Custodian fees	19,567	9,835
Registration fees	20,936	2,959
Reports to shareholders	16,324	6,648
Professional fees	12,111	12,631
Miscellaneous	5,005	3,724
Total expenses	731,686	271,562
Fees waived	(7,505)	(7,507)
Fees paid indirectly	(4,419)	(3,262)
Net expenses	719,762	260,793

Net Investment Income	3,089,915	988,840

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	711,658	266,384
Change in unrealized appreciation or (depreciation)	3,722,477	1,115,621

Net Realized and Unrealized
Gain (Loss) on Investments	4,434,135	1,382,005

Increase (Decrease) in Net Assets
Resulting from Operations	$7,524,050	$2,370,845

See notes to financial statements.

National Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$3,089,915	$3,157,048
Net realized gain (loss)	711,658	830,549
Change in unrealized appreciation or (depreciation)	3,722,477	(1,362,791)

Increase (Decrease) in Net Assets
Resulting from Operations	7,524,050	2,624,806

Distributions to shareholders from:
Net investment income	(3,100,434)	(3,156,865)
Net realized gain	(637,393)	--
Total distributions	(3,737,827)	(3,156,865)

Capital share transactions:
Shares sold	24,279,560	11,894,318
Reinvestment of distributions	3,231,807	2,673,681
Shares redeemed	(23,257,077)	(8,816,651)
Total capital share transactions	4,254,290	5,751,348

Total Increase (Decrease) in Net Assets	8,040,513	5,219,289

Net Assets
Beginning of year	77,323,362	72,104,073
End of year (including undistributed net investment income of $11,024 and $21,758, respectively)	$85,363,875	$77,323,362

Capital Share Activity
Shares sold	2,214,402	1,105,636
Reinvestment of distributions	296,394	249,465
Shares redeemed	(2,125,938)	(820,169)
Total capital share activity	384,858	534,932

See notes to financial statements.

California Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$988,840	$1,042,520
Net realized gain (loss)	266,384	63,038
Change in unrealized appreciation or (depreciation)	1,115,621	(291,338)

Increase (Decrease) in Net Assets
Resulting from Operations	2,370,845	814,220

Distributions to shareholders from:
Net investment income	(995,200)	(1,042,500)

Capital share transactions:
Shares sold	4,311,477	3,547,179
Reinvestment of distributions	729,125	827,861
Shares redeemed	(4,265,799)	(3,768,096)
Total capital share transactions	774,803	606,944

Total Increase (Decrease) in Net Assets	2,150,448	378,664

Net Assets
Beginning of year	27,971,038	27,592,374
End of year (including undistributed net investment income of $14,128 and $20,488, respectively)	$30,121,486	$27,971,038

Capital Share Activity
Shares sold	393,893	328,485
Reinvestment of distributions	67,055	77,391
Shares redeemed	(392,417)	(350,923)
Total capital share activity	68,531	54,953

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Municipal Fund, Inc. is comprised of two municipal intermediate portfolios: National and California. Each of the Portfolios, collectively the "Fund," are registered under the Investment Company Act of 1940 as open-end management investment companies. The operations of each Portfolio are accounted for separately. Class A shares of each Portfolio are sold with a maximum front-end sales charge of 2.75%.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.  Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: ..60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $63,070 and $23,652 were payable at year end for the National and California Portfolios, respectively.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. Under terms of the agreement, $13,429, and $1,822 were payable at year end for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2002, CDI received $26,079 and $11,507 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $7,035 and $2,670 for the year ended December 31, 2002 for the National and California Portfolios, respectively. Under the terms of the agreement, $620, and $209 were payable at year end for the National and California Portfolios, respectively. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective September 2002, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:

	National	California
Purchases	$57,571,418	$7,413,770
Sales	54,518,805	9,514,319

The cost of investments owned at December 31, 2002 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of December 31, 2002, and the net capital loss carryforwards as of December 31, 2002 with expiration dates.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized	Capital Loss	Expiration
	Cost	(Depreciation)	Appreciation	(Depreciation)	Carryforwards	Dates
National	$82,275,923	$4,722,670	$4,748,309	($25,639)	--	--

California	27,298,940	2,196,677	2,217,883	(21,206)	$244,449	12/31/03
					43,558	12/31/08

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

The tax character of dividends and distributions paid during the years ended December 31, 2002, and December 31, 2001 were as follows:

NATIONAL

	2002	2001
Distributions paid from:
Tax-exempt income	$3,091,570	$3,154,791
Ordinary income	86,870	2,074
Long-term capital gain	559,387	0
Total	$3,737,827	$3,156,865

CALIFORNIA

	2002	2001
Distributions paid from:
Tax-exempt income	$981,577	$1,042,500
Ordinary income	13,623	0
Long-term capital gain	0	0
Total	$995,200	$1,042,500

As of December 31, 2002, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	National	California
Undistributed tax-exempt income	$257	$14,014
Capital loss carryforward	0	(288,007)
Unrealized appreciation (depreciation)	4,722,670	2,196,677
Total	$4,722,927	$1,922,684

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2002, purchases and sales transactions were:

	National	California
Purchases	$33,445,000	$20,475,000
Sales	38,557,700	16,445,109

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2002.

For the year ended December 31, 2002 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$42,723	2.28%	$1,470,535	October 2002
California	1,584	2.31%	68,554	October 2002

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Tax Information (Unaudited)

National Portfolio designates $559,387 as 20% rate capital gain dividends paid during the fiscal year ended December 31, 2002.

National Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.58	$10.64
Income from investment operations
Net investment income	.42	.45
Net realized and unrealized gain (loss)	.60	(.06)
Total from investment operations	1.02	.39
Distributions from
Net investment income	(.42)	(.45)
Net realized gains	(.08)	--
Total distributions	(.50)	(.45)
Total increase (decrease) in net asset value	.52	(.06)
Net asset value, ending	$11.10	$10.58

Total return *	9.90%	3.65%
Ratios to average net assets:
Net investment income	3.86%	4.15%
Total expenses	.92%	.91%
Expenses before offsets	.91%	.91%
Net expenses	.90%	.90%
Portfolio turnover	71%	43%
Net assets, ending (in thousands)	$85,364	$77,323

	Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2000	1999	1998
Net asset value, beginning	$10.12	$10.82	$10.79
Income from investment operations
Net investment income	.46	.43	.45
Net realized and unrealized gain (loss)	.52	(.64)	.13
Total from investment operations	.98	(.21)	.58
Distributions from
Net investment income	(.46)	(.43)	(.46)
Net realized gains	--	(.06)	(.09)
Total distributions	(.46)	(.49)	(.55)
Total increase (decrease) in net asset value	.52	(.70)	.03
Net asset value, ending	$10.64	$10.12	$10.82

Total return *	9.91%	(2.01%)	5.46%
Ratios to average net assets:
Net investment income	4.47%	4.12%	4.17%
Total expenses	.95%	.93%	.97%
Expenses before offsets	.95%	.93%	.97%
Net expenses	.89%	.90%	.94%
Portfolio turnover	32%	38%	44%
Net assets, ending (in thousands)	$72,104	$58,093	$71,065

California Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
Class A Shares	2002	2001
Net asset value, beginning	$10.60	$10.68
Income from investment operations
Net investment income	.38	.40
Net realized and unrealized gain (loss)	.52	(.08)
Total from investment operations	.90	.32
Distributions from
Net investment income	(.38)	(.40)
Total increase (decrease) in net asset value	.52	(.08)
Net asset value, ending	$11.12	$10.60

Total return *	8.63%	3.04%
Ratios to average net assets:
Net investment income	3.47%	3.74%
Total expenses	.95%	.92%
Expenses before offsets	.93%	.92%
Net expenses	.91%	.89%
Portfolio turnover	30%	10%
Net assets, ending (in thousands)	$30,121	$27,971

	Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2000	1999	1998
Net asset value, beginning	$10.13	$10.74	$10.63
Income from investment operations
Net investment income	.43	.43	.45
Net realized and unrealized gain (loss)	.55	(.61)	.12
Total from investment operations	.98	(.18)	.57
Distributions from
Net investment income	(.43)	(.43)	(.46)
Total increase (decrease) in net asset value	.55	(.61)	.11
Net asset value, ending	$10.68	$10.13	$10.74

Total return *	9.88%	(1.73%)	5.51%
Ratios to average net assets:
Net investment income	4.14%	4.07%	4.23%
Total expenses	.92%	.91%	.90%
Expenses before offsets	.92%	.91%	.90%
Net expenses	.87%	.89%	.88%
Portfolio turnover	4%	11%	12%
Net assets, ending (in thousands)	$27,592	$30,385	$36,963

*           Total return does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert Group

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Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

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Bethesda, Maryland 20814

Calvert's Family of Funds

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